UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2022

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-37931	83-2860149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, 16th Floor

Boston, MA 02199

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 465-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GTYH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to Security Holders.

On June 21, 2022, the Company held the 2022 annual meeting of shareholders (the “Annual Meeting”) in a virtual-only format via live webcast. At the Annual Meeting, a total of 48,045,518 of the Company’s issued and outstanding shares of common stock held of record as of April 25, 2022, the record date for the Annual Meeting, were present virtually or by proxy, which constituted a quorum. The Company’s shareholders voted on the following proposals at the Annual Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.	To elect Randolph L. Cowen and TJ Parass as Class I directors on the Board, each to serve on the Board in accordance with the Company’s restated articles of organization until the 2025 annual meeting of shareholders of the Company or until his successor is chosen and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Randolph L. Cowen	26,513,511	7,224,995	147,207	14,159,805
TJ Parass	26,126,351	7,534,894	224,468	14,159,805

2.	To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions
47,823,477	62,095	159,946

3.	To approve the Amendment to GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,186,688	9,518,642	180,383	14,159,805

4.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the enclosed proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,876,551	11,683,783	325,379	14,159,805

5.	To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Three Years	Two Years	One Year	Abstentions	Broker Non-Votes
21,220,843	148,506	12,327,232	189,132	14,159,805

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ Jon C. Bourne
		Name:	Jon C. Bourne
		Title:	Executive Vice President, General Counsel and Secretary

Dated: June 22, 2022